UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2017
SPECTRUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 S. Eastern Ave., Ste. 240, Henderson, NV	89052
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (702) 835-6300
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry into a Material Definitive Agreement
On October 13, 2017, Spectrum Pharmaceuticals, Inc. (the “Company”) entered into the First Amendment (the “Amendment”) to the Company’s Rights Agreement, dated as of December 13, 2010 (the “Rights Agreement), by and between the Company and Computershare Trust Company, N.A. (the “Rights Agent”). Pursuant to Section 27 of the Rights Agreement, the Company amended the Rights Agreement to add the defined term “Designated Holder” for the purpose of providing a limited exemption to a specified institutional investor and its subsidiaries and affiliates (collectively, the “Investor”) from the definition of “Acquiring Person” under the Rights Agreement. This limited exemption permits the Investor to become the beneficial owner of up to 19.99% of the common shares of the Company then outstanding without becoming an Acquiring Person (as defined in the Rights Agreement) rather than the 14.99% threshold otherwise applicable. The Investor will be deemed a Designated Holder until the earliest of (a) such time as the Investor ceases to beneficially own 10% or more of the common shares of the Company, (b) the specified institutional investor or any parent entity is subject to a change of control or (c) the Investor reports or is required to report on Schedule 13D (or any successor or comparable report) its beneficial ownership of common shares of the Company. The foregoing description of the Amendment is qualified in its entirety by reference to the applicable provisions of the Amendment, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.
Item 3.03        Material Modification to Rights of Security Holders
The description of the Amendment to the Rights Agreement set forth above under Item 1.01 “Entry Into a Material Definitive Agreement” is incorporated into this Item 3.03 by reference.
Item 9.01        Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

4.1	First Amendment to Rights Agreement, by and between Spectrum Pharmaceuticals, Inc. and Computershare Trust Company, N.A., as Rights Agent, dated October 13, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date: October 13, 2017	By:	/s/ Kurt A. Gustafson
Kurt A. Gustafson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Amendment to Rights Agreement, by and between Spectrum Pharmaceuticals, Inc. and Computershare Trust Company, N.A., as Rights Agent, dated October 13, 2017.